U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 27, 2009

(Date of Report–Date of Earliest Event Reported)

CACI International Inc

(Exact name of registrant as specified in its Charter)

Delaware	000-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 N. Glebe Road,

Arlington, Virginia 22201

(Address of Principal executive offices) (ZIP code)

(703) 841-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2009, CACI International Inc and certain of its subsidiaries entered into an amendment (the “Fourth Amendment”) to its Credit Agreement with certain lenders and Bank of America, N.A., as Administrative Agent.

The purpose of the Fourth Amendment is to facilitate the funding of foreign acquisitions, by introducing a foreign investment basket of up to $55,000,000 that will enable CACI and its United States subsidiaries to invest in CACI’s foreign subsidiaries for the express purpose of paying the purchase price of permitted acquisitions under the Credit Agreement. The Fourth Amendment does not alter the definition of “Permitted Acquisition” under the Credit Agreement.

All other terms of the Credit Agreement remain substantially the same. For additional information, please refer to the descriptions of (i) the Credit Agreement in CACI’s Form 10-K, filed September 13, 2004, (ii) the First Amendment to the Credit Agreement in CACI’s Current Report on Form 8-K, event date May 18, 2005, filed May 18, 2005, (iii) the Second Amendment to the Credit Agreement in CACI’s Current Report on Form 8-K, event date May 9, 2007, filed May 11, 2007, (iv) the Commitment Agreement to the Credit Agreement in CACI’s Current Report on Form 8-K, event date August 28, 2008, filed September 4, 2008, and (v) the Third Amendment to the Credit Agreement in CACI’s Current Report on Form 8-K, event date August 28, 2008, filed September 4, 2008, which descriptions are incorporated herein by reference.

Copies of the Credit Agreement, the First Amendment, the Second Amendment, the Commitment Agreement, the Third Amendment and the Fourth Amendment are filed as Exhibits 10.1 through 10.6 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	The Credit Agreement dated May 3, 2004, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 10.21 to CACI’s Form 10-K, filed September 13, 2004).

10.2	First Amendment dated May 18, 2005 to the Credit Agreement dated May 3, 2004, between CACI International Inc, Bank of America, N.A. and a consortium of participating banks (incorporated by reference to Exhibit 99 to CACI’s Current Report on Form 8-K, event date May 18, 2005, filed May 18, 2005).

10.3	Second Amendment, dated May 9, 2007, to the Credit Agreement dated as of May 3, 2004 among CACI International Inc, the guarantors identified therein, the lenders identified therein, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to CACI’s Current Report on Form 8-K, event date May 9, 2007, filed May 11, 2007).

10.4	Commitment Agreement, dated as of August 28, 2008, to the Credit Agreement dated as of May 3, 2004, among CACI International Inc, the guarantors identified therein, the lenders identified therein, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.4 to CACI’s Current Report on Form 8-K, event date August 28, 2008, filed September 4, 2008).

10.5	Third Amendment, dated August 28, 2008, to the Credit Agreement dated as of May 3, 2004 among CACI International Inc, the guarantors identified therein, the lenders identified therein, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.5 to CACI’s Current Report on Form 8-K, event date August 28, 2008, filed September 4, 2008).

10.6*	Fourth Amendment, dated May 27, 2009, to the Credit Agreement dated as of May 3, 2004 among CACI International Inc, the guarantors identified therein, the lenders identified therein, and Bank of America, N.A., as Administrative Agent.

*	filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

By:	/s/
Arnold D. Morse Senior Vice President, Chief Legal Officer and Secretary

Dated: June 1, 2009